UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016

__________________________________________

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
__________________________________________

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Westmoreland Coal Company Stockholders Approve Increase in Authorized Shares Under Equity Incentive Plan

As described below in this Form 8-K, on May 17, 2016 at the annual meeting of stockholders (“Annual Meeting”) of Westmoreland Coal Company (“Westmoreland”), the stockholders approved the First Amendment (the "First Amendment") to the Westmoreland Coal Company 2014 Equity Incentive Plan (the “2014 Equity Plan”) to increase the number of shares authorized for issuance thereunder.  As a result, the First Amendment became effective on May 17, 2016.  The First Amendment increases the number of shares of common stock available under the 2014 Equity Plan by an additional 350,000 shares, for an aggregate total of 900,000 shares.

A copy of the First Amendment will be filed as an exhibit to Westmoreland’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, or earlier, and is incorporated herein by reference.  The foregoing summary is qualified in its entirety by the complete terms and conditions of the First Amendment and the 2014 Equity Plan.  A description of the material terms of the 2014 Equity Plan, as amended by the First Amendment, was included in Westmoreland's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2016 (the “2016 Proxy Statement”).

Changes to Executive Compensation Arrangements

On May 18, 2016, Westmoreland issued long-term incentive awards to our named executive officers, Chief Executive Officer - Kevin A. Paprzycki, Chief Financial Officer - Jason W. Veenstra, Chief Operating Officer - John A. Schadan, Chief Administrative Officer - Jennifer S. Grafton, and Executive Vice President - Joseph E. Micheletti, under our Long Term Incentive Plan ("Westmoreland LTIP").  Westmoreland adopted changes to its approach to long-term executive compensation in order to conserve shares in the 2014 Equity Plan as a result of a share price decline and to limit dilution. In line with the stated need to conserve shares, our 2016 long-term incentive grants are comprised of a mix of equity grants consisting of traditional performance-based restricted stock units, time-based restricted stock units, and a time-based cash unit award ("Cash Units") that are marked to market over time through vesting.  These awards were made with the approval of both Westmoreland's Board of Directors and Compensation and Benefits Committee, effective as of the approval by stockholders of the First Amendment described above.

The 2016 grant is made up on a mix of: 50% performance-based restricted stock units; 30% time-based restricted stock units; and 20% time-based Cash Units. In order to conserve shares, the approach approved by the Board and the Committee for the restricted stock units was to utilize an assumed price per share of Westmoreland’s stock of $10.00, resulting in lower awards. The restricted stock units were granted using the our previously filed 2014 Equity Plan Performance-Based Award and 2014 Equity Plan Time-Based Award agreements. The Cash Units, that are marked to market over time, were awarded at a fair market valuation using the five day trailing average closing price through May 18, 2016 of $7.65.

2016 Time-Based Equity-Tracking Cash Grant

Westmoreland adopted a new form of Cash Unit Award agreement that will govern the Cash Units. Under these agreements:

•	Cash Unit awards vest one-third annually beginning on April 1, 2017, at fair market value on such date; and

•
Cash Unit awards vest upon termination of service without cause or good reason within one year following a change in control, or the recipient’s death or disability, otherwise non-vested portions of the Cash Unit awards are forfeited upon termination of service.

The foregoing is qualified in its entirety by reference to the form of Cash Unit agreement, a copy of which will be filed as an exhibit to Westmoreland’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, or earlier.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below in this Form 8-K, on May 17, 2016, the stockholders of Westmoreland voted to adopt an amendment to the Westmoreland’s Amended and Restated Bylaws (the “Bylaws”) to include a proxy access provision (the “Proxy Access Amendment”) at Section 14 of Article II of the Bylaws. The Westmoreland Board of Directors recommended the adoption of the Proxy Access Amendment to stockholders as part of its ongoing commitment to maintaining strong corporate governance practices and its consideration of input from stakeholders. After stockholder approval, the Proxy Access Amendment was effective immediately and will be first available to stockholders beginning with Westmoreland’s 2017 annual meeting. A summary of the material provisions of the Proxy Access Amendment was included in Westmoreland's 2016 Proxy Statement and is qualified in its entirety by reference to the Proxy Access Amendment to our Bylaws, which is attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders was held virtually on May 17, 2016 (the "Annual Meeting"). As of the close of business on the record date for the meeting, which was April 4, 2016, there were 18,400,149 shares of common stock entitled to vote at the meeting. Each share of common stock was entitled to one vote per share. The final voting results for each of the proposals submitted to a vote of Westmoreland stockholders at the Annual Meeting are set forth below.

1.	Proposal for the election of nine directors to the Board of Directors to serve for a one-year term. The following directors were elected based on the votes listed below:

Nominee	For	Withheld	Broker Non-Vote
Terry Bachynski	11,286,985	89,955	4,198,977
Robert C. Flexon	11,271,529	105,411	4,198,977
Gail E. Hamilton	11,285,485	91,455	4,198,977
Michael G. Hutchinson	11,285,485	91,455	4,198,977
Craig R. Mackus	11,285,685	91,255	4,198,977
Jan B. Packwood	11,287,115	89,825	4,198,977
Kevin A. Paprzycki	11,289,506	87,434	4,198,977
Robert C. Scharp	11,281,715	95,225	4,198,977
Robert A. Tinstman	11,283,365	93,575	4,198,977

2.
Proposal for an advisory vote on executive compensation. The proposal passed on a vote of 11,117,377 in favor, which represented 98.29% of the votes cast on this proposal, 122,122 against, 70,890 abstentions, and 4,198,977 broker non-votes.

3.
Proposal for the ratification of the appointment by the Audit Committee of Ernst & Young LLP as principal independent auditor for fiscal year 2016. The proposal passed on a vote of 15,332,230 in favor, which represented 98.86% of the votes cast on this proposal, 110,171 against and 66,965 abstentions.

4.
Proposal for the approval of the First Amendment to the 2014 Equity Incentive Plan for Employees and Non-Employee Directors. The proposal passed on a vote of 11,089,243 in favor, which represented 98.04% of the votes cast on this proposal, 179,803 against, 41,343 abstentions, and 4,198,977 broker non-votes.

5.
Proposal for the approval of Amendment Number One to Westmoreland's Bylaws to allow for a stockholder right of proxy access. The proposal passed on a vote of 9,803,228 in favor, which represented 86.64% of the votes cast on this proposal, 1,474,770 against, 32,391 abstentions, and 4,198,977 broker non-votes.

In light of the stockholder vote in 2011, Westmoreland has determined that it will hold a non-binding advisory vote to approve the Westmoreland's compensation of its named executive officers as disclosed in its annual meeting proxy statement (a “say-on-pay vote”) every year until it next holds a non-binding stockholder advisory vote on the frequency with which Westmoreland should hold future say-on-pay votes, which is required at least every six years and as such the next vote will appear in the 2017 proxy statement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amendment Number One, dated May 17, 2016, to the Amended and Restated Bylaws of Westmoreland Coal Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: May 18, 2016	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton SVP, Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment Number One, dated May 17, 2016, to the Amended and Restated Bylaws of Westmoreland Coal Company